UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-23188

Partners Group Private Income Opportunities, LLC

(Exact name of registrant as specified in charter)

c/o Partners Group (USA) Inc.

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

(Address of principal executive offices) (Zip code)

Robert M. Collins

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 908-2600

Date of fiscal year end: March 31

Date of reporting period: December 31, 2018

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

The Schedule(s) of Investments is attached herewith.

Partners Group Private Income Opportunities, LLC (a Delaware Limited Liability Company)
Schedule of Investments — December 31, 2018 (Unaudited)

The unaudited schedule of investments of Partners Group Private Income Opportunities, LLC (the “Fund”), a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company, as of December 31, 2018 is set forth below:

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

Private Credit Investments (86.47%)

Equity (6.20%)	Investment Type	Acquisition Date	Shares	Fair Value*
North America (6.20%)
Acrisure Holdings, Inc. +, a	Preferred equity	12/10/18	2,505,920	$2,610,935
BI Gen Holdings, Inc. +, a	Common equity	09/05/18	14,561	138,522
CB Titan MidCo Holdings, Inc. +, a	Common equity	05/01/17	56,634	59,676
KDOR Merger Sub Inc. +, a	Common equity	05/11/18	250,000	222,248
KKR Enterprise Co-Invest L.P. +, a	Common equity	10/09/18	548	548,143
KSLB Holdings, LLC +, a	Common equity	07/30/18	252,000	252,000
Safari Co-Investment L.P. +, a, b	Limited partnership interest	03/14/18	—	261,289
Shermco Intermediate Holdings, Inc. +, a	Common equity	06/05/18	2,500	65,724
Total North America (6.20%)				4,158,537
Total Equity (6.20%)				$4,158,537

Debt (80.27%)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value*
Asia - Pacific (0.97%)
C0001 Pty Ltd +, a	PIK 12.75%	08/31/17	08/31/23	Mezzanine	$634,334	649,533
Total Asia - Pacific (0.97%)						649,533
North America (54.93%)
Bracket Intermediate Holding Corp. +, a	Cash 8.13% + L (1.00% Floor)^^	09/05/18	08/31/26	Second Lien	1,950,000	1,871,461
Bullhorn, Inc. +, a	Cash 6.75% + L (1.00% Floor)^^	11/21/17	11/21/22	Senior	362,247	353,896
Chase Industries, Inc. [a,c]	Cash 7.25% + L (1.00% Floor)^^	05/11/18	05/11/26	Second Lien	500,000	—
Chase Industries, Inc. +, a	Cash 8.00% + L (1.00% Floor)^^	05/11/18	05/11/26	Second Lien	1,925,000	1,823,508
Checkers Holdings, Inc. +, a	Cash 4.25% + L (1.00% Floor)^	05/09/17	04/25/24	Senior	156,000	147,372
Checkers Holdings, Inc. +, a	Cash 8.00% + L (1.00% Floor)^	04/25/17	04/25/25	Second Lien	446,200	388,047
CIBT Global, Inc. +, a	Cash 4.00% + L (1.00% Floor)^^	06/19/17	06/01/24	Senior	440,160	431,351
DG Investment Intermediate Holdings 2, Inc. +, a	Cash 6.75% + L (0.75% Floor)^	03/01/18	02/02/26	Second Lien	2,089,500	2,005,500
Diligent Corporation +, a	Cash 5.50% + L (1.00% Floor)^^	05/12/17	04/14/22	Senior	1,339,591	1,324,268
Edgewood Partners Holdings, LLC +, a	Cash 4.25% + L (1.00% Floor)^	09/29/17	09/08/24	Senior	924,656	923,859
Envision Healthcare Corporation +, a	Cash 7.75% + L^	10/11/18	10/11/26	Mezzanine	3,765,450	3,690,141
Explorer Holdings, Inc. +, a	Cash 8.25% + L (1.00% Floor)^^	07/31/17	05/02/24	Second Lien	1,559,985	1,566,047
Galls, LLC +, a	Cash 6.25% + L (1.00% Floor)^	02/07/18	01/31/25	Senior	444,070	433,493
GHX Ultimate Parent Corporation +, a	Cash 3.25% + L (1.00% Floor)^^	07/25/17	06/22/24	Senior	992,250	945,781
Heartland Dental, LLC +, a	Cash 3.75% + L^	05/15/18	04/30/25	Senior	1,810,876	1,748,683
Idera, Inc. +, a	Cash 4.50% + L (1.00% Floor)^	08/03/17	06/27/24	Senior	659,455	638,734
Institutional Shareholder Services Inc. +, a	Cash 7.75% + L (1.00% Floor)^^	10/27/17	10/16/25	Second Lien	1,184,050	1,172,150
KSLB Holdings, LLC +, a	Cash 8.75% + L (1.00% Floor)^	07/30/18	07/30/26	Second Lien	2,520,000	2,438,100
Ministry Brands, LLC +, a	Cash 4.00% + L (1.00% Floor)^	04/11/17	12/02/22	Senior	1,278,179	1,235,451
National Spine & Pain Centers, LLC +, a	Cash 4.50% + L (1.00% Floor)^	06/30/17	06/02/24	Senior	543,900	538,475
Pearl Intermediate Parent, LLC +, a	Cash 6.25% + L^	03/21/18	02/13/26	Second Lien	1,603,674	1,590,607
Peraton Corp. +, a	Cash 5.25% + L (1.00% Floor)^	06/09/17	04/29/24	Senior	588,000	576,225
Prometric Holdings, Inc. +, a	Cash 7.50% + L (1.00% Floor)^	01/29/18	01/29/26	Second Lien	994,250	981,876
Radiology Partners, Inc. +, a	Cash 7.25% + L^^	08/10/18	07/09/26	Second Lien	4,032,399	3,937,234
Shermco Intermediate Holdings, Inc. [a,c]	Cash 4.50% + L (1.00% Floor)^	06/05/18	06/05/20	Senior	690,000	—
Shermco Intermediate Holdings, Inc. +, a	Cash 4.50% + L (1.00% Floor)^	06/05/18	06/05/24	Senior	619,059	630,445

Partners Group Private Income Opportunities, LLC (a Delaware Limited Liability Company)
Schedule of Investments — December 31, 2018 (Unaudited) (continued)

Private Credit Investments (continued)
Debt (continued)
	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value*
SSH Group Holdings, Inc. +, a	Cash 8.25% + L^^	08/21/18	07/30/26	Second Lien	2,120,000	$2,055,976
TecoStar Holdings, Inc. +, a	Cash 8.50% + L (1.00% Floor)^	05/01/17	11/01/24	Second Lien	511,875	491,631
Vetcor Professional Practices LLC [a,c]	Cash 6.50% + L^	07/02/18	07/02/26	Second Lien	613,333	—
Vetcor Professional Practices LLC +, a	Cash 6.50% + L^	07/02/18	07/02/26	Second Lien	2,990,000	2,914,833
Total North America (54.93%)						36,855,144
Rest of World (3.94%)
AI Sirona (Luxembourg) Acquisition S.a.r.l. +, a	Cash 7.25% + E###	10/12/18	07/10/26	Second Lien	1,052,010	983,458
AI Sirona (Luxembourg) Acquisition S.a.r.l. +, a	Cash 4.75% + L^^^	10/05/18	07/10/25	Senior	1,682,266	1,665,444
Total Rest of World (3.94%)						2,648,902
Western Europe (20.43%)
Alpha Bidco SAS +, a	Cash 3.25% + E##	08/02/18	06/29/25	Senior	1,143,489	1,136,056
Altran Technologies S.A. +, a	Cash 2.75% + E##	04/10/18	03/20/25	Senior	836,511	829,692
Atlas Packaging GmbH +, a	Cash 7.75% + E#	09/14/18	07/31/26	Second Lien	2,819,845	2,721,150
CD&R Firefly Bidco Limited +, a	Cash 7.75% + L^^	06/21/18	06/18/26	Second Lien	2,098,563	2,087,062
Cidron Atrium SE +, a	Cash 7.00% + E (0.50% Floor)###	02/28/18	02/28/26	Second Lien	1,037,181	1,042,151
EG Finco Limited +, a	Cash 7.75% + E (1.00% Floor)###	06/21/18	04/20/26	Second Lien	2,343,353	2,345,329
Everest Bidco SAS +, a	Cash 7.50% + L (1.00% Floor)^^	07/10/18	07/04/26	Second Lien	1,918,329	1,860,779
Pharmathen Global B.V. +, a	Cash 4.25% + E###	08/02/17	08/02/23	Senior	426,451	410,132
RivieraTopco SARL +, a	PIK 8.50%; E (1.00% Floor)###	12/08/17	05/08/24	Mezzanine	1,282,419	1,274,107
Total Western Europe (20.43%)						13,706,458
Total Debt (80.27%)						$53,860,037

Total Private Credit Investments (Cost $59,391,921)(86.47%)						$58,018,574

Total Investments (Cost $59,391,921)(86.47%)						$58,018,574

Other Assets in Excess of Liabilities (13.53%)						$9,075,564

Net Assets (100.00%)						$67,094,138

*	The Fair Value of any Investment may not necessarily reflect the current or expected future performance of such Investment or the Fair Value of the Fund's interest in such Investment. Furthermore, the Fair Value of any Investment has not been calculated, reviewed, verified or in any way approved by such Investment or its general partner, manager or sponsor (including any of its affiliates). Please see below for further detail regarding the valuation policy of the Fund.

+	The fair value of the investment was determined using significant unobservable inputs.

^	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 1 month LIBOR as of December 31, 2018 was 2.50%.

^^	The interest rate on these loans is subject to the greater of a LIBOR floor or 3 month LIBOR plus a base rate. The 3 month LIBOR as of December 31, 2018 was 2.81%.

^^^	The interest rate on these loans is subject to the greater of a LIBOR floor or 6 month LIBOR plus a base rate. The 6 month LIBOR as of December 31, 2018 was 2.88%.

#	As of December 31, 2018, 1 month Euribor was -0.36%.

Partners Group Private Income Opportunities, LLC (a Delaware Limited Liability Company)
Schedule of Investments — December 31, 2018 (Unaudited) (continued)

##	As of December 31, 2018, 3 month Euribor was -0.31%.

###	As of December 31, 2018, 6 month Euribor was -0.24%.

[a]	Private credit investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of December 31, 2018 was $58,018,574, or 100.00% of net assets. As of December 31, 2018, the aggregate cost of each investment restricted to resale was $2,455,802, 150,000, 56,634, 250,000, 548,143, 252,000, 256,811, 57,500, 715,785, 1,908,390, 363,498, 0, 1,928,971, 156,342, 448,617, 440,617, 2,090,303, 1,435,933, 925,325, 3,691,555, 1,566,376, 444,695, 993,229, 1,811,321, 660,691, 1,184,678, 2,440,890, 1,281,367, 544,524, 1,598,879, 588,643, 996,897, 3,998,365, 0, 623,174, 2,099,524, 514,044, 0, 2,921,652, 1,053,288, 1,709,336, 1,161,050, 904,447, 2,779,241, 2,184,895, 1,109,987, 2,380,104, 1,939,363, 442,555 and 1,326,480, respectively, totaling $59,391,921.

[b]	Investment does not issue shares.

[c]	Investment has been committed to but has not been funded by the Fund.

Legend:

E - Euribor

L - Libor

PIK - Payment-in-kind

A summary of outstanding financial instruments at December 31, 2018 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Counterparty	Currency Purchased	Currency Sold	Value	Unrealized Appreciation (Depreciation)
January 24, 2019	Bank of America	$5,081,852	£3,900,000	$4,976,307	$105,545
March 21, 2019	Bank of America	$9,621,990	€8,400,000	$9,667,864	$(45,874)
					$59,671

The Adviser may cause the Fund to enter forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into either as a hedge or as a cross hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar.

During the period from April 1, 2018 through December 31, 2018, the Fund entered into two long/short forward foreign currency exchange contracts. The Fund had $997,136 in net realized gains and a $34,775 change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts. The outstanding forward foreign currency exchange contract amounts at December 31, 2018 are representative of contract amounts during the period.

The information contained in this section should be read in conjunction with the Fund’s audited financial statements contained in its annual report for the year ended March 31, 2018.

Investments held by the Fund constitute a diversified portfolio of predominantly credit-related opportunities, including but not limited to, first and second lien senior secured loans, secured unitranche debt, unsecured debt (e.g., mezzanine debt), structurally subordinated instruments and equity instruments, as well as public debt, corporate bonds and other debt securities (“Private Credit Investments”).

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-tier hierarchy is used to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

●	Level 1 – Quoted prices are available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on a securities exchange or over-the-counter. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on any such date, the mean between the closing bid and ask prices on such date. The Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

●	Level 2 – Pricing inputs are other than quoted prices in active markets (i.e. Level 1 pricing) and fair value is determined through the use of models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments which are generally included in this category include corporate notes, convertible notes, warrants and restricted equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

●	Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category generally include equity and debt investments that are privately owned, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs are based on the Adviser’s estimates that consider a combination of various performance measurements including the timing of the transaction, the market in which the investment operates, comparable market transactions, performance and projections and various performance multiples as applied to earnings before interest, taxes, depreciation and amortization or a similar measure of earnings for the latest reporting period and forward earnings, brokers quotes as well as discounted cash flow analysis.

The following table presents the Fund’s Investments at December 31, 2018 measured at fair value. Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed.

Investments	Level 1	Level 2	Level 3	Total
Private Credit Investments:
Debt	$—	$—	$53,860,037	$53,860,037
Equity	—	—	4,158,537	4,158,537
Total Private Credit Investments	$—	$—	$58,018,574	$58,018,574
Total Investments	$—	$—	$58,018,574	$58,018,574
Other Financial Instruments
Assets
Foreign Currency Exchange Contracts	$105,545	$—	$—	$105,545
Total Assets	$105,545	$—	$—	$105,545
Liabilities
Foreign Currency Exchange Contracts	$45,874	$—	$—	$45,874
Total Liabilities	$45,874	$—	$—	$45,874
Total Foreign Currency Exchange Contracts	$59,671	$—	$—	$59,671

The following is a reconciliation of the amount of the account balances on April 1, 2018 and December 31, 2018 of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2018	Realized gain/(loss)	Net change in unrealized appreciation/ (depreciation)	Gross purchases	Gross sales	Net amortization of discount/ (premium)	Net transfers in or out of Level 3	Balance as of December 31, 2018
Private Credit
Investments:
Debt	$41,978,384	$(236,410)	$(1,931,784)	$41,997,027	$(28,004,135)	$56,955	$—	$53,860,037
Equity	316,065	—	129,027	3,713,445	—	—	—	4,158,537
Total Private Credit Investments	$42,294,449	$(236,410)	$(1,802,757)	$45,710,472	$(28,004,135)	$56,955	$—	$58,018,574

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. For the period ended December 31, 2018, there were no transfers between levels.

The amount of the net change in unrealized depreciation for the period ended December 31, 2018 relating to investments in Level 3 assets still held at December 31, 2018 is $(1,640,129).

The Valuation Procedures are implemented by the Adviser and State Street Bank and Trust Company, the Fund’s administrator (the “Administrator”). Both the Adviser and the Administrator report to the Board. For third-party information, the Administrator monitors and reviews the methodologies of the various pricing services employed by the Fund. The Adviser employs valuation techniques for Private Credit Investments held by the Fund, which include discounted cash flow methods and market comparables. The Adviser and one or more of its affiliates may act as investment advisers to clients other than the Fund that hold Private Credit Investments held by the Fund. In such cases, the Adviser may value such Private Credit Investments in consultation with its affiliates. The valuations attributed to Private Credit Investments held by the Fund and other clients of the Adviser might differ as a result of differences in accounting, regulatory and other factors applicable to the Fund and the other clients.

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser for Level 3 Fair Value Measurements for investments held as of December 31, 2018.

Type of Security	Fair Value at December 31, 2018 (000’s)*	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Private Credit Investments:
Debt	$15,534	Broker quotes	Indicative quotes for an inactive market	n/a – n/a (n/a)
	$24,941	Discounted cash flow	Discount factor	4.47% - 12.74% (8.30%)
	$10	Exit Price	Recent transaction price	n/a – n/a (n/a)
	$13,682	Recent financing	Recent transaction price	n/a – n/a (n/a)
Equity	$3,358	Market comparable companies	Enterprise value to EBITDA multiple	9.41x - 16.50x (12.70x)
	$800	Recent financing	Recent transaction price	n/a – n/a (n/a)

*	Level 3 fair value includes accrued interest.

Level 3 direct equity investments valued by using an unobservable input factor are directly affected by a change in that factor. For Level 3 debt investments, the Fund arrives at a fair value through the use of broker quotes, exit price, recent financing, market comparable companies and a discounted cash flows analysis which consider credit risk and interest rate risk of the particular investment. Significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurement.

ITEM 2. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Investment Company Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a)), for the Principal Executive Officer and Principal Financial Officer, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Partners Group Private Income Opportunities, LLC

By (Signature and Title)*	/s/ Robert M. Collins
Robert M. Collins, President & Chief Executive Officer
(Principal Executive Officer)

Date	February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert M. Collins
Robert M. Collins, President & Chief Executive Officer
(Principal Executive Officer)

Date	February 28, 2019

By (Signature and Title)*	/s/ Justin Rindos
Justin Rindos, Chief Financial Officer
(Principal Financial Officer)

Date	February 28, 2019

*	Print the name and title of each signing officer under his or her signature.